UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

MACQUARIE INFRASTRUCTURE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32384 Commission File Number	43-2052503 (I.R.S. Employer Identification Number)

125 West 55th Street, New York, New York (Address of principal executive offices)	10019 (Zip code)

(212) 231-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 17, 2017, Macquarie Infrastructure Corporation (the “Company”) held its annual meeting of shareholders. A brief description follows of each matter voted upon at the annual meeting, including the number of votes cast for or against, as well as the number of abstentions and broker non-votes with respect to each matter. Of the total 82,228,683 shares of common stock outstanding as of the record date of March 22, 2017 that were entitled to vote, 70,486,486 shares were represented at the meeting, either in person or by proxy.

The matters voted upon and the results of the vote at the annual meeting of shareholders were as follows:

Proposal 1 – Election of Directors: The Company’s shareholders voted to elect the following individuals as directors to serve for a one-year term with the votes shown:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Norman H. Brown, Jr.	59,267,516	957,478	456,655	9,804,837
George W. Carmany, III	59,253,861	974,486	453,302	9,804,837
Ronald Kirk	59,819,558	391,675	470,416	9,804,837
H.E. (Jack) Lentz	59,520,488	703,075	458,086	9,804,837
Ouma Sananikone	59,445,871	780,127	455,651	9,804,837

Proposal 2 – Ratification of Selection of Independent Auditor The Company’s shareholders ratified the audit committee’s selection of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017 with the votes shown:

Votes For	Votes Against	Abstentions
69,560,627	387,776	538,083

Proposal 3 – Advisory Resolution on Executive Compensation   The Company’s shareholders approved, on an advisory basis, executive compensation with the votes shown.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,898,409	10,138,953	644,287	9,804,837

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation   The Company’s shareholders approved, on an advisory basis, the frequency of an advisory vote on executive compensation of EVERY YEAR with the votes shown:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
54,388,081	158,097	5,621,025	514,446	9,804,837

In consideration of the shareholder vote at the 2017 Annual Meeting of Stockholders on the frequency proposal, the Company will hold an advisory “say-on-pay” vote every year in connection with its annual meeting of shareholders until the next shareholder vote on the frequency of “say-on-pay” votes, which will be no later than the Company’s annual meeting of shareholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2017

MACQUARIE INFRASTRUCTURE
CORPORATION

By:	/s/ James Hooke
Name: James Hooke
Title Chief Executive Officer